Exhibit 99.2

OPTION AGREEMENT
for the
FRANKLIN COVEY CO.
2004 NON-EMPLOYEE DIRECTORS’ STOCK INCENTIVE PLAN

THIS OPTION AGREEMENT (the "Agreement") is made and entered into effective as of the ____ day of _____________, 2005, by and between Franklin Covey Co., a Utah corporation (the "Company"), and _______________ ("Optionee"). Capitalized terms used herein without definition shall have the meanings set forth in the Franklin Covey Co. 2004 Non-employee Directors’ Stock Incentive Plan, as amended from time to time (the "Plan").

R E C I T A L S:

A. The Plan has been adopted by the Board and the stockholders of the Company;

B. The Organization and Compensation Committee of the Board of Directors of the Company (the “Committee”) has determined to grant Options to Optionee under the Plan; and

C. The Committee, on behalf of the Company, and Optionee now desire to set forth the terms and conditions that will govern the issuance, holding and exercise of the Options to be granted to Optionee, subject in all respects to the terms and conditions set forth in the Plan.

NOW, THEREFORE, upon these premises and in consideration of the mutual covenants and promises contained herein, and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereto agree as follows:

A G R E E M E N T:

1. Number of Options. The Company hereby acknowledges and confirms the grant to Optionee, upon the terms and conditions set forth in this Agreement, of _________ non-qualified stock options ("Options"). Each Option shall entitle Optionee to purchase, upon the terms and conditions set forth in this Agreement, one (1) Common Share. The number of Common Shares to which each Option pertains shall be adjusted, as necessary, in accordance with the provisions of Article 10 of the Plan.

2. Exercise Price. The price for which each Option granted to Optionee may be exercised shall be $________ per Common Share, payable as provided in the Plan.

3. (a) Vesting Schedule. Subject to any provisions set forth in the Plan regarding the exercisability of Options, the Options shall be exercisable in accordance with the following vesting schedule [to be determined]:

«Vesting» Options shall be vested and exercisable on or after ___________;
«Vesting» Options shall be vested and exercisable on or after ___________;
«Vesting» Options shall be vested and exercisable on or after ___________;
«Vesting» Options shall be vested and exercisable on or after ___________.

All vested Options shall be exercisable until ___(expiration)___, unless the period of exercise is sooner terminated in accordance with the provisions of the Plan. Notwithstanding the foregoing, in the event Optionee has attained the age of fifty-nine (59) years and ceases serving the Company as a director, (i) any Options that are not then vested and exercisable under the foregoing provisions shall become immediately vested and upon the date of cessation of board service exercisable and, (ii) subject to the provisions of Section 4(b)(2) below, all Options then held by Optionee will continue to be exercisable until ____(expiration)__, unless the period of exercise is sooner terminated in accordance with the provisions of the Plan.

(b) Right to Exercise. Optionee understands and hereby agrees that he or she has no right whatsoever to exercise any Option except during the times provided herein and except as may be limited by any provision of the Plan.

4. Governing Documents. This Agreement hereby incorporates by reference all of the provisions of the Plan, as presently existing and as hereafter amended. Optionee expressly acknowledges and agrees that the terms and conditions of this Agreement are subject in all respects to the provisions of the Plan; that the terms and conditions of this Agreement in no way limit or modify any provision of the Plan; and that in case of any conflict between the provisions of the Plan and the terms and conditions of this Agreement, the provisions of the Plan shall control and shall bind the parties hereto. Optionee also hereby expressly agrees and represents as follows:

(a)  Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the provisions of the Plan.

(b) Optionee acknowledges and understands that the establishment of the Plan and the existence of this Agreement are not sufficient, in and of themselves, to exempt Optionee from the reporting requirements and short-swing liability provisions of Section 16 of the Exchange Act and any rules or regulations promulgated thereunder, and that Optionee shall not be exempt from the short-swing liability provisions pursuant to Rule 16b-3 unless and until Optionee shall comply with all applicable requirements of Rule 16b-3, including without limitation, the requirement that Optionee must not sell or otherwise dispose of any Common Shares acquired upon exercise of an Option unless and until a period of at least six months shall have elapsed between the date upon which such Option was granted to Optionee and the date upon which Optionee desires to sell or otherwise dispose of any Common Shares acquired upon exercise of such Option.

(c) Optionee acknowledges and understands that the exercise of an Option could have substantial adverse tax consequences to Optionee, and that the Company recommends that Optionee consult with a knowledgeable tax advisor before exercising any Option.

5. Representations and Warranties. As a condition to the exercise of any Option, the Company may require Optionee to make any representations and warranties to the Company that legal counsel for the Company may reasonably determine to be advisable for the Company.

6. Restrictions on Encumbrances. During the lifetime of Optionee, Optionee agrees and covenants that no Options will be pledged or otherwise encumbered in any manner, whether voluntarily or involuntarily, by operation of law or otherwise. The foregoing sentence shall not be deemed or construed, however, to prohibit any transfer otherwise allowed by will or by the laws of descent and distribution.

7. Notices.

(a) All notices, demands or requests provided for or permitted to be given pursuant hereto must be in writing. All notices, demands and requests shall be deemed to have been properly given or served when deposited in the United States mail, addressed to the individual or entity to whom notice is given, postage prepaid and registered or certified with return receipt requested, at the last known address of such individual or entity.

(b) By giving at least fifteen (15) days’ prior written notice, the Company and Optionee shall have the right from time to time and at any time during the term of this Agreement to change their addresses and to specify any other address within the United States of America.

8. Titles and Captions. All Article, Section and Paragraph titles and captions in this Agreement are for convenience or reference only, and shall in no way define, limit, extend or describe the scope or intent of any provision hereof.

9. Applicable Law. This Agreement shall be construed in accordance with and shall be governed by the laws of the State of Utah, without reference to choice of law rules.

10. Binding Effect. This Agreement shall be binding upon Optionee and upon Optionee's heirs, executors, administrators, successors and legal representatives. This Agreement shall be binding upon and shall inure to the benefit of the Company, its successors and assigns.

11. Creditors. None of the provisions of this Agreement shall be for the benefit of or shall be enforceable by any creditor of Optionee.

12. Entire Agreement. This Agreement, including the provisions of the Plan incorporated herein, constitutes the entire understanding and agreement between the Company and Optionee regarding the subject matter hereof. Any prior agreement, commitment, negotiation or understanding concerning any stock option, stock appreciation right or similar award to be granted by the Company and not reflected herein or in a separately executed Option Agreement is hereby superseded and canceled in all respects. This Agreement may not be amended or supplemented in any manner except in writing duly executed by both parties hereto.

13. Severability. In the event that any condition, covenant or other provision herein contained is held to be invalid or void by any court of competent jurisdiction, the same shall be deemed severable from the remainder of this Agreement and shall in no way affect any other covenant, condition or provision herein contained. If such condition, covenant or other provision shall be deemed invalid due to its scope or breadth, such condition, covenant or provision shall be deemed valid to the extent of the scope or breadth permitted by law.

IN WITNESS WHEREOF, the Company and Optionee have executed this Agreement effective as of the date first set forth above.

“Corporation” FRANKLIN COVEY CO., a Utah corporation

By:	/s/ ROBERT A. WHITMAN
Robert A. Whitman President

“Optionee”:

Optionee Address: